Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of BNP Residential Properties, Inc. (the "Company") on Form 10-K for the year ending December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned officers of the Company certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934.

Date:  March 6, 2006


                                        /s/ Philip S. Payne
                                    -----------------------------------
                                    Philip S. Payne
                                    Chairman



                                        /s/ D. Scott Wilkerson
                                    -----------------------------------
                                    D. Scott Wilkerson
                                    President, Chief Executive Officer



                                        /s/ Pamela B. Bruno
                                    -----------------------------------
                                    Pamela B. Bruno
                                    Vice President, Chief Financial Officer


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